UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Portillo’s Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

We are making this filing to amend and replace the sample proxy card included in our Proxy Statement filed on April 28, 2025, solely to rephrase Item 4. The proxy materials delivered to our shareholders will include the attached proxy card. Other than this change to the proxy card, the Proxy Statement remains unchanged.

Portillo's Inc. Annual Meeting of Shareholders

Please make your marks like this:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3
AGAINST ON PROPOSAL 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors
		FOR	WITHHOLD
	1.01 Michael Osanloo	☐	☐		FOR

	1.02 Ann Bordelon	☐	☐		FOR

	1.03 Paulette Dodson	☐	☐		FOR

	1.04 Noah Glass	☐	☐		FOR

	1.05 Gerard J. Hart	☐	☐		FOR

	1.06 Jack Hartung	☐	☐		FOR

	1.07 Joshua A. Lutzker	☐	☐		FOR

	1.08 Michael A. Miles Jr.	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Advisory Vote on Executive Compensation	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
3.	Ratify Deloitte & Touche LLP to be our independent registered public accounting firm for the fiscal year ending December 28, 2025	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
4.	Shareholder Proposal Regarding Stockholders' Ability to Call Special Stockholder Meetings, if properly presented	☐	☐	☐	AGAINST

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date